Exhibit 10.3

Execution Version

JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of October 4, 2016, made by Antero Midstream Partners LP (the “Borrower”), Antero Midstream Finance Corporation, a Delaware corporation, (the “Additional Grantor”), in favor of Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, the “Administrative Agent”) for the Secured Parties as defined in the Credit Agreement referred to below.  All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the financial institutions from time to time party thereto (the “Lenders”), and the Administrative Agent, have entered into a Credit Agreement, dated as of November 10, 2014 (as amended by that certain First Amendment and Joinder Agreement dated as of the date hereof and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrower and certain of the Borrower’s Subsidiaries have entered into the Guaranty and Collateral Agreement, dated as of November 10, 2014 (as amended, supplemented or otherwise modified from time to time, the “Guaranty and Collateral Agreement”) in favor of the Administrative Agent for the benefit of the Secured Parties;

WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guaranty and Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Joinder Agreement in order to become a party to the Guaranty and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.         Guaranty and Collateral Agreement.  By executing and delivering this Joinder Agreement, the Additional Grantor, as provided in Section 10.14 of the Guaranty and Collateral Agreement, hereby becomes a party to the Guaranty and Collateral Agreement as a Grantor (and therefore a Guarantor) thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby (a) gives the Guaranty provided for therein, (b) expressly assumes all obligations and liabilities of a Grantor and Guarantor thereunder and (c) expressly grants to the Administrative Agent, as and to the extent set forth in the Guaranty and Collateral Agreement, for the ratable benefit of the Secured Parties, a security interest in all Collateral owned by the Additional Grantor to secure all of the Obligations.  The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules 1 through 9 to the Guaranty and Collateral Agreement.  Each of the Borrower and the Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Article V of the Guaranty and Collateral Agreement is true and correct in all material respects (except that any such representations and warranties that are qualified by materiality shall be true and correct in all respects) on and as the date hereof (after giving effect to this Joinder Agreement) as if made on and as of such date.

2.         Governing Law.  THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

3.         Miscellaneous.  This Joinder Agreement is a Loan Document executed in connection with the Credit Agreement.  Delivery of an executed counterpart of a signature page of this Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

A
ANTERO MIDSTREAM PARTNERS LP, as Borrower

By: Antero Resources Midstream Management LLC, its General Partner

	By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer, Regional Senior Vice President and Treasurer

ANTERO MIDSTREAM FINANCE CORPORATION, as Additional Grantor

	By:	/s/ Alvyn A. Schopp
	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer, Regional Senior Vice President and Treasurer

[Signature Page to Joinder Agreement – Antero Midstream Finance]

Annex 1-A

The following information is to be added to Schedules 1 through 9 to the Guaranty and Collateral Agreement as indicated below:

Schedule 1: Notice Addresses

Grantor	Address
Antero Midstream Finance Corporation	1615 Wynkoop Street, Denver, Colorado 80202

Schedule 2: Description of Pledged Securities

Issuer	Holder	Percent of Ownership	Certificate No.	Number of Shares
Antero Midstream Finance Corporation	Antero Midstream Partners LP	100%	1	1,000

Schedule 3: Filings and Other Required Actions to Perfect Security Interest

Grantor	State ID#	Jurisdiction of Organization	Filing Type	Filing Jurisdiction
Antero Midstream Finance Corporation	6133845	Delaware	UCC-1	Delaware

Schedule 4: Legal Name, Location of Jurisdiction or Organization, Organizational Identification Number, Taxpayer Identification Number and Chief Executive Office

Grantor	State ID#	Taxpayer ID#	Jurisdiction of Organization	Location of Chief Executive Office
Antero Midstream Finance Corporation	6133845	81-3742749	Delaware	1615 Wynkoop Street, Denver, Colorado 80202

Schedule 5: Prior Names and Prior Chief Executive Offices

No additions.

Schedule 6: Patents, Patent Applications and Patent Licenses

No additions.

Schedule 7: Trademarks, Trademark Applications and Trademark Licenses

No additions.

Schedule 8: Copyrights and Copyright Licenses

No additions.

Schedule 9: Deposit Accounts and Security Accounts.

Grantor	Type of Account	Account Number	Name & Address of Financial Institutions	Excluded Bank Account?
Antero Midstream Finance Corporation	No accounts currently set up.	N/A	N/A	N/A